UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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AI TRANSPORTATION ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AI TRANSPORTATION ACQUISITION CORP

10 EAST 53RD ST., SUITE 3001

NEW YORK, NY 10022

+ (86) 1350 1152063

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF THE 2024 EXTRAORDINARY GENERAL MEETING TO BE HELD ON NOVEMBER 8, 2024

TO THE SHAREHOLDERS OF AI TRANSPORTATION ACQUISITION CORP:

You are cordially invited to attend the extraordinary general meeting in lieu of the 2024 annual general meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of AI Transportation Acquisition Corp, which we refer to as “we,” “us,” “our,” “AITR” or the “Company,” to be held at 9:30 a.m. Eastern Time on November 8, 2024 in person at 2 Robbins Lane, Suite 201, Jericho, NY 11753.

You will also be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/aitransportation/2024 using Conference ID: 5382572#. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting. Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. Even if you plan to attend the Extraordinary General Meeting, it is strongly recommended you complete and return your proxy card not less than 48 hours before the time for holding the Extraordinary General Meeting to ensure that your shares will be represented at the Extraordinary General Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated October 28, 2024, and is first being mailed to shareholders of the Company on or about October 28, 2024. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

●

a proposal to amend by special resolution the Company’s Amended and Restated Memorandum and Articles of Association, which we refer to as the “existing charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a business combination meaning the initial acquisition by the Company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction with one or more businesses whose value is at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for the business combination, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s redeemable ordinary shares included as part of the units sold in the Company’s initial public offering effective November 10, 2023, which we refer to as the “IPO,” by increasing the number of one-month extensions available to the Company under the existing charter from six one-month extensions from November 10, 2024 (the “Initial Termination Date”), to twelve one-month extensions from the Initial Termination Date, such that, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” and provided that (i) AI Transportation Corp., the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the trust account the lesser of $0.0333 per public share or $50,000 (the “Extension Payment”) for each one-month Extension, and (ii) the procedures relating to any such one-month Extension, as set forth in the Company’s Investment Management Trust Agreement, dated as of November 8, 2023, as amended (the “Trust Agreement”), shall have been complied with, the Company will have the ability to extend the Initial Termination Date to November 10, 2025 (the “Termination Date”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that, subject to and conditional upon the approval of the Trust Amendment Proposal, the trust account having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 35.2 it its entirety and the insertion of the following language in its place:

35.2 The Company has until 12 months from the closing of the IPO to consummate a Business Combination, provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 12 months of the closing of the IPO, the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate a Business Combination up to twelve times, each by an additional one month (for a total of up to 24 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the trust agreement governing the Trust Account and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination within 12 months from the closing of the IPO or within up to 24 months from the closing of the IPO (subject in the latter case to valid 1 month extensions having been made in each case (such date falling 12 months or up to 24 months, as applicable, after the closing of the IPO being referred to as the Termination Date)), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares”;

●	a proposal to amend the Company’s Trust Agreement, upon approval by the affirmative vote of sixty five percent (65%) of the then issued and outstanding ordinary shares, in the form set forth in Annex B, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date from May 10, 2025 until November 10, 2025, by way of twelve one-month extensions to up to November 10, 2025, unless the closing of the Company’s initial business combination shall have occurred, provided the Extension Payment is made (the “Trust Amendment Proposal”);

●

a proposal to amend by special resolution the Company’s Amended and Restated Memorandum and Articles of Association to remove the requirements limiting the Company’s ability to consummate an initial business combination if it would have less than $5,000,001 in net tangible assets (the “Redemption Limitation”) prior to or upon consummation of such initial business combination (the “NTA Proposal”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that, subject to and conditional upon the trust account having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 35.5(c), in its entirety and the insertion of the following language in its place:

In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Article 35.5(a) or 35.5(b) or an Amendment Redemption Event under Article 35.11 if such redemptions would cause the Company to have net tangible assets of less than any net tangible asset or cash requirement which may be contained in the agreement relating to the Business Combination”; and

●	a proposal to approve by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, Trust Amendment Proposal and the NTA Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal, Trust Amendment Proposal or the NTA Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Proposal and the Adjournment Proposal (collectively, the “Proposals”) is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow us additional time and a lower incremental and aggregate cost for the Extension to complete the proposed transaction contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”), dated June 28, 2024, by and among the Company, Electrified Materials Corporation, a Delaware corporation (“Pubco”), AITR Merger Sub 1 Corp, a Delaware corporation and a wholly-owned subsidiary of Pubco, AITR Merger Sub 2 Corp, a Delaware corporation and a wholly-owned subsidiary of Pubco, and American Metals LLC, an Indiana limited liability company (“American Metals”). The transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination.” For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on July 1, 2024.

The purpose of the NTA Proposal and, if necessary, the Adjournment Proposal, is to facilitate the consummation of the initial business combination by removing certain asset requirements that may otherwise hinder the likelihood of completing the initial business combination. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to remove the Company’s net tangible asset requirement to facilitate the completion of our initial business combination.

While we are using our best efforts to complete the Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Initial Termination Date to complete the Business Combination without incurring significant cost to extend the Initial Termination Date under the current terms of our existing charter. Accordingly, the Board believes that to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Initial Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding ordinary shares issued in the units issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Extension Amendment Proposal. Each unit issued in the IPO is composed of one ordinary share of the Company, par value $0.0001 per share, and one right entitling the holder thereof to receive one-eighth (1/8th) of ordinary share upon consummation of an initial business combination

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the shareholders, subject to any limitations set forth in our existing charter as amended by the Extension Amendment and the NTA Proposal. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting (or November 6, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account to exercise your redemption rights.

The closing price of the Company’s ordinary shares on October 25, 2024 is $10.56. The approximate redemption price per share to be paid for redemptions is approximately $10.51 per share (the “Redemption Price”) as of the record date. The Company cannot assure shareholders that they will be able to sell the Company’s ordinary shares in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Chairman to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal or the NTA Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten business days thereafter to redeem the public shares to their holders, on a pro rata basis, in cash at a per-share amount equal to the applicable Redemption Price; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve the Company, subject to the Company’s obligations under the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force (the “Act”) to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

If the NTA Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination, the existing charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met or waived. If the NTA Proposal is approved and the existing charter is amended to remove the net tangible asset requirement and the net tangible asset condition under the definitive agreement with American Metals LLC is waived, then it is possible that the Business Combination could be consummated even if the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination. If NTA Proposal and the Extension Proposal are approved, all of the references in this proxy statement to the “existing charter” shall be deemed to mean the existing charter, as amended by the NTA Proposal.

The Sponsor currently beneficially owns 1,452,000 Founder Shares (as defined below) of the 1,500,000 Founder Shares that were issued to the Sponsor prior to the Company’s IPO, and 277,750 private placement units (the “Private Placement Units,”) that were purchased by the Sponsor in a private placement that closed simultaneously with the closing of the IPO. AITR’s Chief Financial Officer and independent directors directly own an aggregate of 48,000 Founder Shares, which they purchased from the Sponsor at the original purchase price. “Founder Shares” refers to the 1,500,000 ordinary shares initially purchased by the Sponsor including those shares issued to certain of AITR’s officers and directors. In addition, EF Hutton LLC (“EF Hutton”), the representative of the underwriters in AITR’s IPO, owns an aggregate of 60,000 ordinary shares (the “Representative Shares”) issued in connection with the IPO, and does not have redemption rights with respect to these shares. In the event of a liquidation, our Sponsor, directors and officers, and EF Hutton will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Units or the Representative Shares.

The Extension Amendment Proposal and the NTA Proposal must each be approved by a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds of the holders of the issued and outstanding ordinary shares of the Company, who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. As our existing charter requires resolutions put to the vote of a meeting to be decided by poll, in accordance with section 60(4) of the Act, regard shall be had to the number of votes to which each member is entitled to cast when computing whether the requisite approval threshold has been obtained to pass the Extension Amendment Proposal and the NTA Proposal.

The Trust Amendment Proposal must be approved by the affirmative vote of sixty five percent (65%) of the then issued and outstanding ordinary shares. The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the issued and outstanding ordinary shares of the Company, who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on October 18, 2024 as the date for determining our Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting (i.e., the record date) and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Company’s existing charter, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

October 28, 2024	By Order of the Board of Directors

/s/ Yongjin Chen
Yongjin Chen
Chairman of the Board and Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible and not less than 48 hours before the time for holding the Extraordinary General Meeting to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and the NTA Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and the NTA Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on November 8, 2024: This notice of meeting and the accompanying Proxy Statement are available at www.sec.gov.

AI TRANSPORTATION ACQUISITION CORP

10 EAST 53RD ST., SUITE 3001

NEW YORK, NY 10022

+ (86) 1350 1152063

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF THE 2024 ANNUAL GENERAL MEETING

TO BE HELD ON NOVEMBER 8, 2024

PROXY STATEMENT

The extraordinary general meeting in lieu of the 2024 annual general meeting, which we refer to as the “Extraordinary General Meeting,” of shareholders of AI Transportation Acquisition Corp, which we refer to as the “we,” “us,” “our,” “AITR” or the “Company,” will be held at 9:30 a.m. Eastern Time on November 8, 2024, at 2 Robbins Lane, Suite 201, Jericho, NY 11753. You will also be able to attend, vote your shares, and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/aitransportation/2024 using Conference ID: 5382572#.

If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting. The Extraordinary General Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●

a proposal to amend by special resolution the Company’s Amended and Restated Memorandum and Articles of Association, which we refer to as the “existing charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a business combination meaning the initial acquisition by the Company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction with one or more businesses whose value is at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for the business combination, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s redeemable ordinary shares included as part of the units sold in the Company’s initial public offering effective November 10, 2023, which we refer to as the “IPO,” by increasing the number of one-month extensions available to the Company under the existing charter from six one-month extensions from November 10, 2024 (the “Initial Termination Date”), to twelve one-month extensions from the Initial Termination Date, such that, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” and provided that (i) AI Transportation Corp., the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will pay the lesser of $0.0333 per public share or $50,000 (the “Extension Payment”) for each one-month Extension, and (ii) the procedures relating to any such one-month Extension, as set forth in the Company’s Investment Management Trust Agreement, dated as of November 8, 2023, as amended (the “Trust Agreement”), shall have been complied with the Company will have the ability to extend the Initial Termination Date to November 10, 2025 (the “Termination Date”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that, subject to and conditional upon the approval of the Trust Amendment Proposal, and the trust account having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 35.2 it its entirety and the insertion of the following language in its place:

35.2 The Company has until 12 months from the closing of the IPO to consummate a Business Combination, provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 12 months of the closing of the IPO, the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate a Business Combination up to twelve times, each by an additional one month (for a total of up to 24 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the trust agreement governing the Trust Account and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination within 12 months from the closing of the IPO or within up to 24 months from the closing of the IPO (subject in the latter case to valid 1 month extensions having been made in each case (such date falling 12 months or up to 24 months, as applicable, after the closing of the IPO being referred to as the Termination Date)), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”;

●	a proposal to amend the Company’s Trust Agreement, which must be approved by the affirmative vote of sixty five percent (65%) of the then issued and outstanding ordinary shares, in the form set forth in Annex B, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date from May 10, 2025 until November 10, 2025, by way of twelve one-month extensions to up to November 10, 2025, unless the closing of the Company’s initial business combination shall have occurred, provided the Extension Payment is made (the “Trust Amendment Proposal”);

●

a proposal to amend, by special resolution the Company’s Amended and Restated Memorandum and Articles of Association to remove the requirements limiting the Company’s ability to consummate an initial business combination if it would have less than $5,000,001 in net tangible assets (the “Redemption Limitation”) prior to or upon consummation of such initial business combination (the “NTA Proposal”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that, subject to and conditional upon the trust account having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 35.5(c), in its entirety and the insertion of the following language in its place:

In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Article 35.5(a) or 35.5(b) or an Amendment Redemption Event under Article 35.11 if such redemptions would cause the Company to have net tangible assets of less than any net tangible asset or cash requirement which may be contained in the agreement relating to the Business Combination”; and

●	a proposal to approve by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, Trust Amendment Proposal and the NTA Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the NTA Proposal.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow us additional time and a lower incremental and aggregate cost for the Extension to complete the proposed transaction contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”), dated June 28, 2024, by and among the Company, Electrified Materials Corporation, a Delaware corporation (“Pubco”), AITR Merger Sub 1 Corp, a Delaware corporation and a wholly-owned subsidiary of Pubco, AITR Merger Sub 2 Corp, a Delaware corporation and a wholly-owned subsidiary of Pubco, and American Metals LLC, an Indiana limited liability company (“American Metals”). The transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination.” For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on July 1, 2024.

The purpose of the NTA Proposal and, if necessary, the Adjournment Proposal, is to facilitate the consummation of the initial business combination by removing certain asset requirements that may otherwise hinder the likelihood of completing the initial business combination. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to remove the Company’s net tangible asset requirement to facilitate the completion of our initial business combination.

While we are using our best efforts to complete the Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Initial Termination Date to complete the Business Combination without incurring significant cost to extend the Initial Termination Date under the current terms of our existing charter. Accordingly, the Board believes that to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Initial Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding ordinary shares issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $63,105,079 that was in the Trust Account as of October 18, 2024, the record date.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the shareholders, subject to any limitations set forth in our existing charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Sponsor currently beneficially owns 1,452,000 Founder Shares (as defined below) of the 1,500,000 Founder Shares that were issued to the Sponsor prior to the Company’s IPO, and 277,750 private placement units (the “Private Placement Units,”) that were purchased by the Sponsor in a private placement that closed simultaneously with the closing of the IPO. AITR’s Chief Financial Officer and independent directors directly own an aggregate of 48,000 Founder Shares, which they purchased from the Sponsor at the original purchase price. “Founder Shares” refers to the 1,500,000 ordinary shares initially purchased by the Sponsor including those shares issued to certain of AITR’s officers and directors. In addition, EF Hutton LLC (“EF Hutton”), the representative of the underwriters in AITR’s IPO, owns an aggregate of 60,000 ordinary shares (the “Representative Shares”) issued in connection with the IPO, and does not have redemption rights with respect to these shares. In the event of a liquidation, our Sponsor, directors and officers, and EF Hutton will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Units or the Representative Shares.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting (or November 6, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account to exercise your redemption rights.

The closing price of the Company’s ordinary shares as of October 25, 2024 is $10.56. The approximate redemption price per share to be paid for redemptions is $10.51 per share (the “Redemption Price”) as of the record date. The Company cannot assure shareholders that they will be able to sell the Company’s ordinary shares in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten business days thereafter to redeem the public shares to their holders, on a pro rata basis, in cash at a per-share amount equal to the applicable Redemption Price; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve the Company, subject to the Company’s obligations under the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force (the “Act”) to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

If the NTA Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination, the existing charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met or waived. If the NTA Proposal is approved and the existing charter is amended to remove the net tangible asset requirement and the net tangible asset condition under the definitive agreement with American Metals LLC is waived, then it is possible that the Business Combination could be consummated even if the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination. If NTA Proposal and the Extension Proposal are approved, all of the references in this proxy statement to the “existing charter” shall be deemed to mean the existing charter, as amended by the NTA Proposal.

In the event of a liquidation, our Sponsor, directors and officers, and EF Hutton will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Units or the Representative Shares. As a consequence, a liquidating distribution will be made only with respect to the public shares. Certain of our executive officers have beneficial interests in the Sponsor. Certain of AITR’s directors have indirect interest in 1,452,000 Founder Shares and 277,750 Private Placement Units directly owned by the Sponsor.

Pursuant to the existing charter, the Sponsor may, but is not obligated to, request that the Board extends the period of time to consummate a business combination up to six times, each by an additional one month, provided that the Sponsor (or its affiliates or permitted designees) will deposit additional funds into the Trust Account (the “Extension Payment”) for each such extension. Without the Extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete the Business Combination on or before the Initial Termination Date or the Termination Date. If that were to occur, we would incur significant expense in completing the Business Combination and would be forced to consider liquidation even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, if an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.51 based on the Trust Account amount as of the record date. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor or its designees has agreed to loan to us up to $600,000 to fund the Extension Payments, if needed, unless the Closing of the Company’s initial business combination shall have occurred sooner (the “Extension Loan”), which amount will be deposited into the Trust Account on a monthly basis. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Proposal and the Adjournment Proposal will still be put before the shareholders at the Extraordinary General Meeting.

Our Board has fixed the close of business on October 18, 2024, as the date for determining our Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 6,000,000 redeemable ordinary shares and 1,837,750 non-redeemable ordinary shares outstanding. The Company’s rights do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor its customary fee of $8,500. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated October 28, 2024 and is first being mailed to shareholders on or about October 28, 2024.

October 28, 2024	By Order of the Board of Directors

/s/ Yongjin Chen
Yongjin Chen
Chairman of the Board and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company incorporated in the Cayman Islands on May 9, 2022, for the purpose of effecting a business combination via the initial acquisition by the company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction with one or more businesses. A total of $60,600,000, comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the 277,750 Private Placement Units, was placed in a U.S.-based trust account maintained by the Trustee on November 10, 2023.

Like most blank check companies, our existing charter provides for the return of our IPO proceeds held in trust to the holders of our public shares if there is no qualifying business combination(s) consummated on or before a certain date, which was initially November 10, 2024, subject to six one-month extensions to May 10, 2025. Our Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us until November 10, 2025 to complete the Business Combination.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow us additional time to complete the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on July 1, 2024. The purpose of the NTA Proposal and, if necessary, the Adjournment Proposal, is to facilitate the consummation of the initial business combination by removing certain asset requirements that may otherwise hinder the likelihood of completing the initial business combination. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to remove the Company’s net tangible asset requirement to facilitate the completion of our initial business combination.

What is being voted on?	You are being asked to vote on:

	●	a by special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association, which we refer to as the “existing charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s redeemable ordinary shares included as part of the units sold in the Company’s initial public offering effective November 10, 2023, which we refer to as the “IPO,” from November 10, 2024 (the “Termination Date”), subject to twelve one-month extensions to November 10, 2025, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) AI Transportation Corp., the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will pay the lesser of $0.0333 per public share or $50,000 (the “Extension Payment”) for each Extension, and (ii) the procedures relating to any such extension, as set forth in the Company’s Investment Management Trust Agreement, dated as of November 8, 2023, as amended (the “Trust Agreement”), shall have been complied with;

	●	a proposal by special resolution to amend the Company’s Trust Agreement, in the form set forth in Annex B, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date until November 10, 2025, subject to twelve one-month extensions to November 10, 2025, unless the closing of the Company’s initial business combination shall have occurred, provided the Extension Payment is made (the “Trust Amendment Proposal”);

	●	a proposal, by special resolution to remove the requirements limiting the Company’s ability to consummate an initial business combination if it would have less than $5,000,001 in net tangible assets (the “Redemption Limitation”) prior to or upon consummation of such initial business combination by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “NTA Proposal”); and

	●	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, Trust Amendment Proposal and the NTA Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date that we must complete our initial business combination at a lower incremental and aggregate cost for the Extension. The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. The purpose of the NTA Proposal and, if necessary, the Adjournment Proposal, is to facilitate the consummation of the initial business combination by removing certain asset requirements that may otherwise hinder the likelihood of completing the initial business combination. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to remove the Company’s net tangible asset requirement to facilitate the completion of our initial business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $63,105,079 that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten business days thereafter to redeem the public shares to their holders, on a pro rata basis, in cash at a per-share amount equal to the applicable Redemption Price; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

If the NTA Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination, the existing charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met or waived. If the NTA Proposal is approved and the existing charter is amended to remove the net tangible asset requirement and the net tangible asset condition under the definitive agreement with American Metals LLC is waived, then it is possible that the Business Combination could be consummated even if the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination. If NTA Proposal and the Extension Proposal are approved, all of the references in this proxy statement to the “existing charter” shall be deemed to mean the existing charter, as amended by the NTA Proposal.

In the event of a liquidation, our Sponsor, directors and officers, and EF Hutton will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Units or the Representative Shares.

Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Proposal and the Adjournment Proposal?

Our existing charter provides that we have until November 10, 2024, subject to six one-month extensions to May 10, 2025, to complete our initial business combination. Our Board has determined that it is in the best interests of our shareholders to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Proposal and, if necessary, the Adjournment Proposal. The approval of the Extension Amendment Proposal and the Trust Amendment Proposal will allow for additional time to consummate the Business Combination and a lower incremental and aggregate cost for the Extension. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Initial Termination Date to complete the Business Combination without incurring significant cost to extend the Initial Termination Date under the current terms of our existing charter. Accordingly, the Board believes that to be able to consummate the Business Combination efficiently, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete the Business Combination, or without incurring significant cost to extend the Initial Termination Date under the current terms of our existing charter. If the Business Combination does not occur before the Initial Termination Date or the Initial Termination Date is otherwise extended on the higher-cost terms of the existing charter, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

The purpose of the NTA Proposal and, if necessary, the Adjournment Proposal, is to facilitate the consummation of the initial business combination by removing certain asset requirements that may otherwise hinder the likelihood of completing the initial business combination. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to remove the Company’s net tangible asset requirement to facilitate the completion of our initial business combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company believes that given its expenditure of time, effort and money on completing the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our existing charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our redeemable ordinary shares included as part of the units sold in our IPO from November 10, 2024, subject to twelve one-month extensions to up to November 10, 2025, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) the Sponsor (or its affiliates or permitted designees), will deposit into the trust account the lesser of $0.0333 per public share or $50,000 (the “Extension Payment”) for each Extension, and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, we may put the Adjournment Proposal to a vote to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Chairman may not be able to adjourn the Extraordinary General Meeting to a later date or dates if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the NTA Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination, the existing charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met or waived. If the NTA Proposal is approved and the existing charter is amended to remove the net tangible asset requirement and the net tangible asset condition under the definitive agreement with American Metals LLC is waived, then it is possible that the Business Combination could be consummated even if the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination. If NTA Proposal and the Extension Proposal are approved, all references in this proxy statement to the “existing charter” shall be deemed to mean the existing charter, as amended by the NTA Proposal.

Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board believes shareholders will benefit from the consummation of the Business Combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which we must complete a business combination until the Extended Date. The Extension would give us additional time to complete the Business Combination and a lower incremental and aggregate cost for the Extension.

The Board believes that it is in the best interests of our shareholders that the Extension be obtained to provide additional amount of time to consummate the Business Combination. Without the Extension, we believe that there is substantial risk that we will not, despite our best efforts, be able to complete the Business Combination. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

We believe that given our expenditure of time, effort and money on completing the Business Combination, it is in the best interests of our shareholders that we obtain the Extension. Our Board believes the Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on July 1, 2024.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the NTA Proposal?

The adoption of the proposed amendments to remove the net asset test limitation from the Company’s existing charter is being proposed in the NTA Proposal to facilitate the consummation of the Business Combination, by removing the limitation on its ability to consummate an initial business combination if the Company would have less than $5,000,001 in net tangible assets prior to or upon consummation of such initial business combination. The purpose of the net asset test limitation was initially to ensure that the Company’s Ordinary Shares are not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the Ordinary Shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, the Company is presenting the NTA Proposal so that the parties may consummate the Business Combination even if it does not have at least $5,000,001 in net tangible assets prior to or upon consummation of the Business Combination.

If the Company redeems its public shares in an amount in excess of the current Redemption Limitation and its securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist the Company’s securities from trading on its exchange. If Nasdaq delists any of the Company’s securities from trading on its exchange and it is not able to list such securities on another approved national securities exchange, the Company expects that such securities could be quoted on an over-the-counter market. If this were to occur, Company could face significant material adverse consequences, including: (i) a limited availability of market quotations for the Company’s securities, (ii) reduced liquidity for the Company’s securities, (iii) a determination that the Company’s public shares are “penny stocks” which will require brokers trading in the Company’s public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The Company’s public shares, units and warrants qualify as covered securities under such statute. If the Company were no longer listed on Nasdaq, its securities would not qualify as covered securities under such statute and it would be subject to regulation in each state in which it offers its securities.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Chairman may not be able to adjourn the Extraordinary General Meeting to a later date if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

How do the Company insiders intend to vote their shares?	The Sponsor and our directors and officers are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the NTA Proposal. Currently, our Sponsor and our officers and directors own approximately 22.68% of our issued and outstanding ordinary shares, including 1,500,000 Founder Shares and 277,750 ordinary shares included in the Private Placement Units. Our Sponsor, directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment Proposal and the Trust Amendment Proposal.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal and the NTA Proposal will each require the approval of a special resolution by the affirmative vote of at least two-thirds of the holders of the issued and outstanding ordinary shares, including the Founder Shares, the ordinary shares included in the Private Placement Units, and the Representative Shares on the record date who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. As our existing charter requires resolutions put to the vote of a meeting to be decided by poll, in accordance with section 60(4) of the Act, regard shall be had to the number of votes to which each member is entitled to cast when computing whether the requisite approval threshold has been obtained to pass the Extension Amendment Proposal and the NTA Proposal.

The Trust Amendment Proposal must be approved by the affirmative vote of sixty five percent (65%) of the then issued and outstanding ordinary shares. The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

What if I don’t want to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal or the NTA Proposal?	If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal or the NTA Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, the Trust Amendment Proposal or the NTA Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate the Business Combination by November 10, 2024, in accordance with our existing charter, we will incur significant cost to extend the Initial Termination Date or otherwise (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten business days thereafter to redeem the public shares to their holders, on a pro rata basis, in cash at a per-share amount equal to the applicable Redemption Price; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Units.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will continue to attempt to consummate the Business Combination until the Extended Date. We expect to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such shareholder approval.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete the Business Combination within the requisite period will require us to liquidate or incur significant cost to extend the Initial Termination Date under the current terms of our existing charter. If we liquidate, our public shareholders may only receive $10.10 per share or less, and our rights will expire worthless. Liquidation will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in PubCo pursuant to the proposed business combination with American Metals LLC.

Upon approval of (i) the Extension Amendment Proposal by a special resolution approved by holders of at least two-thirds of the holders of the issued and outstanding ordinary shares present and entitled to vote as of the record date and (ii) the Trust Amendment Proposal, and subject to the trust account having net tangible assets of at least US$5,000,001 as at the date of the special resolution, we will amend our existing charter in the form set forth in Annex A hereto to extend the time we have to complete a business combination until the Extended Date. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, ordinary shares and public rights will remain publicly traded.

What happens to the Company’s rights if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by the Initial Termination Date, there will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

What happens to the Company’s rights if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public rights will remain outstanding.

What happens to the Company’s rights if the NTA Proposal is approved?	If the NTA Proposal is approved and the existing charter is amended to remove the net tangible asset requirement and the net tangible asset condition under the definitive agreement with American Metals LLC is waived, then it is possible that the Business Combination could be consummated even if the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination. The public rights will remain outstanding.

What happens to the Company’s rights if the NTA Proposal is not approved?	If the NTA Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination, the existing charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met or waived. If the NTA Proposal is approved and the existing charter are amended to remove the net tangible asset requirement and the net tangible asset condition under the definitive agreement with American Metals LLC is waived, then it is possible that the Business Combination could be consummated even if the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination.

Am I able to exercise my redemption rights in connection with the Business Combination?	If you were a holder of ordinary shares as of the close of business on the record date for a meeting to seek shareholder approval of the Business Combination, you will be able to vote on the business combination. The Extraordinary General Meeting relating to the Extension Amendment Proposal, the Trust Amendment Proposal and the NTA Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in our existing charter (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is two business days before the Extraordinary General Meeting of shareholders to vote on the Business Combination). If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the shareholder vote to approve the Business Combination, subject to any limitations set forth in our existing charter.

How do I attend the meeting?	You may attend the meeting in person or virtually. For virtual participation, you will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.

Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800- 450-7155 (toll-free)

●	Outside the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 5382572#. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of sixty five percent (65%) of the then issued and outstanding ordinary shares, including the Founder Shares, the ordinary shares included in the Private Placement Units, and the Representative Shares as of the record date who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. As our existing charter requires resolutions put to the vote of a meeting to be decided by poll, in accordance with section 60(4) of the Act, regard shall be had to the number of votes to which each member is entitled to cast when computing whether the requisite approval threshold has been obtained to pass the Extension Amendment Proposal and the NTA Proposal. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting or an abstention with respect to the Extension Amendment Proposal, the Trust Amendment Proposal or the NTA Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with the directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our ordinary shares on the record date issued and outstanding and entitled to vote at the Extraordinary General Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum within 15 minutes of the time appointed for the Extraordinary General Meeting (or if at any time during the Extraordinary General Meeting, it becomes inquorate), the Extraordinary General Meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned Extraordinary General Meeting, then the Extraordinary General Meeting shall be dissolved. As of the record date for the Extraordinary General Meeting, 3,918,876 ordinary shares would be required to achieve a quorum.

Who can vote at the Extraordinary General Meeting?

Only holders of record of our ordinary shares at the close of business on October 18, 2024, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, there are currently 6,000,000 redeemable ordinary shares and 1,837,750 non-redeemable ordinary shares outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card not less than 48 hours before the time for holding the Extraordinary General Meeting to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Trust Amendment Proposal, the NTA Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 1,500,000 Founder Shares and 277,750 Private Placement Units, which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal and/or the Trust Amendment Proposal?	Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal and/or the Trust Amendment Proposal.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our ordinary shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope not less than 48 hours before the time for holding the Extraordinary General Meeting. You may still attend the Extraordinary General Meeting and vote if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my ordinary shares?

If the Extension is implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

To exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on November 6, 2024 (two business days before the Extraordinary General Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: SPAC Redemptions E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive to cast a vote with respect to all of your Company shares not less than 48 hours before the time for holding the Extraordinary General Meeting.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay the Proxy Solicitor their usual and customary fees. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, contact our Proxy Solicitor:

Laurel Hill Advisory Group, LLC
EMAIL: AITR@laurelhill.com
Call Toll Free: (855) 414-2266
Banks and Brokers Call Collect: (516) 933-3100

You may also contact us at:

AI TRANSPORTATION ACQUISITION CORP
10 EAST 53RD ST., SUITE 3001
NEW YORK, NY 10022
+ (86) 1350 1152063

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete an initial business combination;

●	the anticipated benefits of an initial business combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account; and

●	the competitive environment in which our successor will operate following the Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 5, 2024, and in other reports we file with the SEC. Risks regarding the Business Combination are also discussed in the Current Report on Form 8-K filed with the SEC on July 1, 2024. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should carefully consider all of the risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on April 5, 2024, the last Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 filed with the SEC on August 14, 2024, and in the other reports we file with the SEC before making a decision on how to vote on the proposals at the Extraordinary General Meeting in lieu of the 2024 annual general meeting. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, the Company expects to seek shareholder approval of the Business Combination following the SEC declaring a registration statement on Form S-4 effective, which will include our preliminary proxy statement/prospectus for the Business Combination (the “Form S-4”). The Form S-4 has not been declared effective by the SEC. The Company cannot complete the Business Combination unless the Form S-4 is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form S-4 effective.

We are required to offer public shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer our remaining public shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension Amendment Proposal or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite period may require us to liquidate.

AITR’s Sponsor is AI Transportation Corp, a BVI company. The Sponsor currently owns Founder Shares and Private Placement Units. Yongjin Chen is the sole managing member of the Sponsor and a Chinese citizen. The Sponsor is thus controlled by a non-U.S. person. The Sponsor along with the AITR officers and directors are expected to own approximately 9.6% of Pubco following the Business Combination, assuming none of the AITR’s public shareholders exercise their redemption rights and all public rights and private rights have been converted into shares.

If CFIUS considers us to be a “foreign person” and American Metals a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination with American Metals falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of Pubco if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied.

Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.10 per share (based on the approximate amount in the Trust Account on the record date, October 18, 2024 and net of taxes payable), and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in American Metals and the chance of realizing future gains on your investment through any price appreciation in Pubco.

The SEC has recently adopted final rules (the “SPAC Final Rules”) relating to certain activities of special purpose acquisition companies. If we are delayed in consummating a business combination past the effective date of the SPAC Final Rules, the SPAC Final Rules may materially adversely affect our ability to negotiate and complete a business combination and may increase the costs and time related thereto. Certain of the procedures that we, a potential business combination target or others may determine to undertake in connection with such SPAC Final Rules may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Final Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC adopted final rules relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SPAC Final Rules are effective as of July 1, 2024. If we are delayed in consummating a business combination past the effective date of the SPAC Final Rules, the SPAC Final Rules may materially adversely affect our ability to negotiate and complete a business combination and may increase the costs and time related thereto. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Final Rules, or pursuant to the SEC’s views expressed in the SPAC Final Rules, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Final Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our rights would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in PubCo, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we can modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Final Rules relate, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Final Rules decided not to adopt a safe harbor from the “investment company” definition under Section 3(a)(1)(A) of the Investment Company Act, for SPACs that complied with the safe harbor’s conditions regarding SPAC’s asset classes, activities, primary engagement, and duration (including that to rely on the safe harbor, the SPAC would need to close the deSPAC transaction within 24 months). Rather, the SEC guides that the investment company determination must be considered in light of the facts and circumstances and provides further guidance regarding what actions might push a SPAC toward investment company status. The SPAC Final Rules are effective as of July 1, 2024. If we are delayed in consummating the business combination until the SPAC Final Rules are in effect and/or if we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we can modify our activities so that we would not be deemed an investment company, we may be unable to consummate the initial business combination and instead be required to liquidate.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, in the near future we may instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. As a result of the liquidation of securities in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, in the near future, before the 24-month anniversary of the closing of our initial business combination, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing bank deposit account until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account as a result of such instruction. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even if we instruct the trustee to liquidate the securities held in the Trust Account prior to the 24-month anniversary, we may still be deemed to be an investment company. The longer that the funds in the Trust Account were held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. By holding all funds in the Trust Account in cash, the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company may be reduced.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.

There will be no distribution from the Trust Account with respect to the Company’s Founder Shares or Private Placement Units or their respective underlying rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of 1,500,000 Founder Shares that were issued to the Sponsor prior to our IPO and 277,750 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return after an initial business combination, even if other holders of our shares experience a negative rate of return, due to the Sponsor having initially purchased the Founder Shares for an aggregate of $25,000 and our officers and directors acquiring their Founder Shares from the Sponsor at the initial purchase price. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting American Metals for its target business combination and consummating the Business Combination to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.

To finance transaction costs in connection with a Business Combination, the Company’s Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into additional Private Placement Units at a price of $10.00 per Unit. If a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of June 30, 2024, no amounts under such loans have been drawn.

We have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We and American Metals expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We and American Metals may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by PubCo following the closing of the Business Combination. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

BACKGROUND

We are a blank check company incorporated in the Cayman Islands on May 9, 2022, for the purpose of effecting a business combination via the initial acquisition by the company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction with one or more businesses.

There are currently 6,000,000 redeemable ordinary shares,1,837,750 non-redeemable ordinary shares, 750,000 public rights, and 34,718 private rights outstanding. Each right will entitle the holder to receive one-eighth (1/8) of one ordinary share upon consummation of the Business Combination, even if the holder of such right redeemed all shares held by it in connection with the Business Combination, provided that no fractional shares will be issued upon exchange of the rights.

A total of $60,600,000, comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the 277,750 Private Placement Units, was placed in our Trust Account in the United States on November 10, 2023 and have been invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act. The funds will remain in the Trust Account until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $63,105,079 was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 10 East 53rd St., Suite 3001, New York, NY 10022.

The Business Combination

As previously announced, we entered into the Business Combination Agreement on June 28, 2024. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on July 1, 2024.

We are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Initial Termination Date to complete the Business Combination. Accordingly, the Board believes that to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete the Business Combination on or before November 10, 2024 or May 10, 2025. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete the Business Combination within the requisite period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.10 per share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in PubCo.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its existing charter to extend the date by which the Company must consummate an initial business combination to the Extended Date by providing the Company with the ability to approve twelve one-month extensions on the Initial Termination Date to November 10, 2025, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) AI Transportation Corp., the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the trust account the lesser of $0.0333 per public share or $50,000 (the “Extension Payment”) for each Extension, and (ii) the procedures relating to any such extension, as set forth in the Company’s Investment Management Trust Agreement, dated as of November 8, 2023, as amended (the “Trust Agreement”), shall have been complied with.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will incur significant cost to extend the Initial Termination Date or otherwise (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten business days thereafter to redeem the public shares to their holders, on a pro rata basis, in cash at a per-share amount equal to the applicable Redemption Price; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

The Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination and that it is in the best interests of our shareholders that we obtain the Extension. The Board believes that the Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see Company’s Current Report on Form 8-K filed with the SEC on July 1, 2024.

A copy of the proposed amendment to the existing charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s existing charter provides that the Company has until November 10, 2024, subject to six one-month extensions to May 10, 2025, to complete the purposes of the Company. The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete its initial business combination and at a lower incremental and aggregate cost for the Extension. The purpose of the NTA Proposal and, if necessary, the Adjournment Proposal, is to facilitate the consummation of the initial business combination by removing certain asset requirements that may otherwise hinder the likelihood of completing the initial business combination. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to remove the Company’s net tangible asset requirement to facilitate the completion of our initial business combination.

As previously announced, we entered into the Business Combination Agreement on June 28, 2024. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Initial Termination Date to complete the Business Combination. Accordingly, the Board believes that to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete the Business Combination on or before the Initial Termination Date or the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company’s IPO prospectus and existing charter provide that the affirmative vote of at least two-thirds of the holders of the issued and outstanding ordinary shares, including the Founder Shares, the ordinary shares included in the Private Placement Units and the Representative Shares, who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. As our existing charter requires resolutions put to the vote of a meeting to be decided by poll, in accordance with section 60(4) of the Act, regard shall be had to the number of votes to which each member is entitled to cast when computing whether the requisite approval threshold has been obtained to pass the Extension Amendment Proposal. Additionally, our IPO prospectus and charter provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date to seek shareholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect our Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by our existing charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will incur significant cost to extend the Initial Termination Date or otherwise (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten business days thereafter to redeem the public shares to their holders, on a pro rata basis, in cash at a per-share amount equal to the applicable Redemption Price; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will amend its existing charter in the form set forth in Annex A hereto to provide the Board with the ability to extend the time it must complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, ordinary shares and public rights will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE EXTRAORDINARY GENERAL MEETING (OR NOVEMBER 6, 2024.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on November 6, 2024 (two business days before the Extraordinary General Meeting), you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, e-mail: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on November 6, 2024 (two business days before the Extraordinary General Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. To obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on November 6, 2024 (two business days before the Extraordinary General Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. If a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.51 at the time of the Extraordinary General Meeting based on the total amount of approximately $63,105,079 in the Trust Account as of the record date. The closing price of the Company’s ordinary shares on as of October 25, 2024 is $10.56.

If you exercise your redemption rights, you will be exchanging your redeemable ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on November 6, 2024 (two business days before the Extraordinary General Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension.

Vote Required for Approval

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. As our existing charter requires resolutions put to the vote of a meeting to be decided by poll, in accordance with section 60(4) of the Act, regard shall be had to the number of votes to which each member is entitled to cast when computing whether the requisite approval threshold has been obtained to pass the Extension Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the Extraordinary General Meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will incur significant cost to extend the Initial Termination Date or otherwise (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten business days thereafter to redeem the public shares to their holders, on a pro rata basis, in cash at a per-share amount equal to the applicable Redemption Price; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law.

Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. The Sponsor, and our directors and officers, collectively own 1,500,000 Founder Shares that were issued to the Sponsor prior to the Company’s IPO, and 277,750 Private Placement Units that were purchased by the Sponsor in a private placement that closed simultaneously with the closing, representing approximately 22.68% of the Company’s issued and outstanding ordinary shares. Our Sponsor and directors do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●

the fact that the Sponsor directly owns an aggregate of (i) 1,452,000 Founder Shares, which it purchased at a price of $0.017 per share prior to the consummation of the IPO, and (ii) 277,750 Private Placement Units containing 277,750 ordinary shares and 277,750 private rights, which it purchased at a price of $10.00 per unit simultaneously with the consummation of the IPO. Certain of AITR’s directors and officers are members of the Sponsor and therefore have an indirect interest in the Founder Shares and private rights held by the Sponsor. AITR’s Chief Executive Officer and Director, Yongjin Chen, is the sole manager of the Sponsor and has voting and dispositive power over the securities owned by the Sponsor. AITR’s independent directors collectively have a 2.0% interest in the Sponsor. In addition, AITR’s other officers and directors, directly own an aggregate of 48,000 Founder Shares, which they purchased from the Sponsor at the original purchase price.

Based on the closing price of public shares of $10.56 on Nasdaq, as of October 25, 2024, which is much higher than the initial purchase price, and the closing price of the public rights of $0.1600 on Nasdaq on October 25, 2024, the Founder Shares, ordinary shares underlying the Private Placement Units and private rights held by the Sponsor and AITR’s directors and officers have an aggregate market value of approximately $15,840,000, $2,933,040 and $44,440, respectively.

If the Business Combination is completed, based on the difference between the purchase price of $0.017 that the Sponsor and AITR’s officers and directors paid for the Founder Shares and the purchase price of $10.00 per unit sold in the IPO, they may earn a positive rate of return even if the Pubco’s share price falls below the price initially paid for the units in the IPO and the AITR’s public shareholders experience a negative rate of return following the Closing, and they are likely to be able to recoup their investment in AITR and make a substantial profit on that investment even if their Pubco shares have lost significant value. For example, based on the difference between the purchase price of $0.017 that the Sponsor and AITR’s officers and directors paid for the Founder Shares and the closing price of $10.56 per share of AITR’s ordinary shares on October 25, 2024, the Sponsor and AITR’s directors and officers may receive potential profits of more than $155,540 in connection with its 277,750 private placement shares purchased for $10.00 per share and $15,815,000 in connection with the 1,500,000 Founder Shares purchased for $25,000.

On the other hand, if the Business Combination with American Metals or another business combination is not consummated by November 10, 2024, subject to six one-month extensions to May 10, 2025, AITR will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the 1,500,000 Founder Shares, 277,750 ordinary shares underlying the Private Placement Units and 277,750 private rights would be worthless because the Sponsor and AITR’s officers and directors are not entitled to participate in any redemption or distribution with respect to such securities.

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

See our Current Report on Form 8-K filed with the SEC on July 1, 2024, for more information about the interests of our Sponsor, directors, and officers in the Business Combination.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our existing charter provides that the Company has until November 10, 2024, subject to six one-month extensions to May 10, 2025, to complete the purposes of the Company. As previously announced, we entered into the Business Combination Agreement on June 28, 2024. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Initial Termination Date to complete the Business Combination. Accordingly, the Board believes that to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete the Business Combination on or before November 10, 2024 or May 10, 2025. If that were to occur, we would incur significant expense in completing the Business Combination and would be forced to consider liquidation even if our shareholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on July 1, 2024.

Our existing charter states that if the Company’s shareholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before November 10, 2024, subject to six one-month extensions to May 10, 2025, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this existing charter provision was included to protect our Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by its existing charter.

In addition, the Company’s IPO prospectus and existing charter provide that the affirmative vote of at least two-thirds of the holders of the issued and outstanding ordinary shares present and entitled to vote, including the Founder Shares and ordinary shares included in the Private Placement Units, who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. As our existing charter requires resolutions put to the vote of a meeting to be decided by poll, in accordance with section 60(4) of the Act, regard shall be had to the number of votes to which each member is entitled to cast when computing whether the requisite approval threshold has been obtained to pass the Extension Amendment Proposal and the NTA Proposal. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our shareholders, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination to the Extended Date, in the event we cannot consummate the Business Combination by November 10, 2024 or May 10, 2025.

The Company is not asking you to vote on the Business Combination at this time. If the Extension Amendment Proposal is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on July 1, 2024.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Full Text of the Resolution

Please see Annex A for the full text of the resolution to be proposed at the Extraordinary General Meeting in respect of the Extension Amendment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our ordinary shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold ordinary shares as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the ordinary shares of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our ordinary shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our ordinary shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our ordinary shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our ordinary shares that elect to have their ordinary shares of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its ordinary shares of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (a) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (b) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Ordinary Shares

If a U.S. Holder’s ordinary shares of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the ordinary shares under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of the Company’s ordinary shares treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning rights) relative to all of our shares both before and after the redemption. The redemption of ordinary shares generally will be treated as a sale of the ordinary shares (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only ordinary shares actually owned by the U.S. Holder, but also our ordinary shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include ordinary shares which could be acquired pursuant to the exercise of the rights. To meet the substantially disproportionate test, the percentage of our outstanding voting ordinary shares actually and constructively owned by the U.S. Holder immediately following the redemption of ordinary shares must, among other requirements, be less than 80% of our outstanding voting ordinary shares actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and the U.S. Holder does not constructively own any other ordinary shares. The redemption of the ordinary shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our ordinary shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their ordinary shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of ordinary shares, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the ordinary shares is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the ordinary shares based upon the then fair market values of the ordinary shares and right included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its ordinary shares so redeemed. A U.S. Holder’s adjusted tax basis in its ordinary shares generally will equal the U.S. Holder’s acquisition cost less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of ordinary shares, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions more than current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the ordinary shares and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of ordinary shares Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our ordinary shares that elect to have their ordinary shares of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its ordinary shares of the Company and is not a U.S. Holder.

Redemption of Ordinary Shares

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s ordinary shares generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s ordinary shares, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our ordinary shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their ordinary shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of ordinary shares, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its ordinary shares of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our ordinary shares, and, in the case where our ordinary shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our ordinary shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for our ordinary shares. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of ordinary shares, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of our ordinary shares, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its ordinary shares of our Company and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the ordinary shares, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Ordinary Shares.”

Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment would amend our existing Trust Agreement, dated as of November 8, 2023 by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the business combination period from May 10, 2025 to not later than November 10, 2025 (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached to this Proxy Statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the business combination period from November 10, 2024, subject to twelve one-month extensions to up to November 10, 2025.

The Company’s current Trust Agreement provides that the Company has until November 10, 2024, subject to six one-month extensions to May 10, 2025, and such later day as may be approved by the Company’s shareholders in accordance with the Company’s Amended and Restated Memorandum and Articles of Association to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment will make it clear that the Company has until the Extended Date, as defined in the Extension Amendment, to terminate the Trust Agreement and liquidate the Trust Account.

If the Trust Amendment is not approved, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds (less up to $100,000 of the net interest to pay dissolution expenses) in such account to the public shareholders, and our rights will expire worthless.

If the Trust Amendment Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and subject to and conditional upon the trust account having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Extended Date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Date and does not wish to seek an extension.

Vote Required for Approval

The Trust Amendment Proposal must be approved by the affirmative vote of sixty five percent (65%) of the then issued and outstanding ordinary shares. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Trust Amendment Proposal. Failure to vote by proxy or to vote in person at the Extraordinary General Meeting will have no effect on the outcome of the vote on the Trust Amendment Proposal.

Our Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 1,500,000 Founder Shares and 277,750 ordinary shares included in the Private Placement Units, representing approximately 22.68% of the Company’s issued and outstanding ordinary shares. Our Sponsor and directors do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Trust Amendment.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

Full Text of the Resolution

“RESOLVED, by the affirmative vote of holders of at least 65% of the issued and outstanding Ordinary Shares that the Company is authorized to enter into an amendment to the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, in substantially the form set forth in Annex B to the proxy statement for this meeting.”

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL THREE — THE NTA PROPOSAL

The Company is asking its shareholders to approve the NTA Proposal. The purpose of the NTA Proposal is to facilitate the consummation of the initial business combination by removing certain asset requirements that would otherwise hinder the likelihood of completing the initial business combination. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to remove the Company’s net tangible asset requirement to facilitate the consummation of the Business Combination.

Consequences if the NTA Proposal is Not Approved

The Company’s shareholders are being asked to adopt the proposed amendments to the existing charter prior to the Closing, which, in the judgment of the Company’s board of directors, may facilitate the consummation of the Business Combination. The existing charter limits the Company’s ability to consummate an initial business combination if it would have less than $5,000,001 in net tangible assets prior to or upon consummation of such initial business combination. The purpose of such limitation was initially to ensure that the Company’s ordinary shares not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the Company’s ordinary shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, the Company is presenting the NTA Proposal to facilitate the consummation of the Business Combination.

If the NTA Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination, the existing charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met or waived.

If the NTA Proposal is approved and the existing charter is amended to remove the net tangible asset requirement and the net tangible asset condition under the definitive agreement with American Metals, LLC is waived, then it is possible that the Business Combination could be consummated even if the Company’s net tangible assets would be less than $5,000,001 prior to and upon consummation of the Business Combination. If NTA Proposal and the Extension Proposal are approved, all the references in this proxy statement to the “existing charter” shall be deemed to mean the existing charter as amended by the amendments contained in this NTA Proposal.

Consequences if the NTA Proposal is Approved

If the Company redeems its public shares in an amount in excess of the current redemption limitation and its securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist the Company’s securities from trading on its exchange. If Nasdaq delists any of the Company’s securities from trading on its exchange and it is not able to list such securities on another approved national securities exchange, the Company expects that such securities could be quoted on an over-the-counter market. If this were to occur, the Company could face significant material adverse consequences, including: (i) a limited availability of market quotations for the Company’s securities, (ii) reduced liquidity for the Company’s securities, (iii) a determination that the Company’s public shares are “penny stocks” which will require brokers trading in the Company’s public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The Company’s public shares, units and warrants qualify as covered securities under such statute. If the Company were no longer listed on Nasdaq, its securities would not qualify as covered securities under such statute and it would be subject to regulation in each state in which it offers its securities.

Vote Required for Approval

The approval of the NTA Proposal requires a special resolution under the Cayman Islands Companies Act, which requires the affirmative vote of at least two-thirds (2/3) of the holders of the issued ordinary shares present in person or represented by proxy at the Extraordinary General Meeting and entitled to vote on such matter. As our existing charter requires resolutions put to the vote of a meeting to be decided by poll, in accordance with section 60(4) of the Act, regard shall be had to the number of votes to which each member is entitled to cast when computing whether the requisite approval threshold has been obtained to pass the NTA Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on the proposal.

Full Text of the Resolution

Please see Annex A for the full text of the resolution to be proposed at the Extraordinary General Meeting in respect of the NTA Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the NTA Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Chairman to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal or the NTA Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Chairman may not be able to adjourn the Extraordinary General Meeting to a later date if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal or the NTA Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Extraordinary General Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

THE EXTRAORDINARY GENERAL MEETING IN LIEU OF THE 2024 ANNUAL GENERAL MEETING

Overview

Date, Time and Place. The Extraordinary General Meeting of the Company’s shareholders, in lieu of the 2024 annual general meeting, will be held at 9:30 a.m. Eastern Time on November 8, 2024, at 2 Robbins Lane, Suite 201, Jericho, NY 11753 (the “Extraordinary General Meeting”). You will also be able to attend, vote your shares and submit questions during the Extraordinary General Meeting via a live webcast by visiting https://www.cstproxy.com/aitransportation/2024 using Conference ID: 5382572#. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only shareholders who own our ordinary shares as of the close of business on the record date will be entitled to attend the Extraordinary General Meeting.

To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.

If your shares are registered in your name with our transfer agent and you wish to attend the Extraordinary General Meeting via live webcast, go to https://www.cstproxy.com/aitransportation/2024 using Conference ID: 5382572# and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required to attend.

Beneficial shareholders who wish to attend the Extraordinary General Meeting via live webcast must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access, please use Conference ID: 5382572#. You will not be able to vote or submit questions unless you register for and log in to the Extraordinary General Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Company’s ordinary shares at the close of business on October 18, 2024, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of the Company’s ordinary shares you owned at that time. The Company’s rights do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote at least two-thirds of the holders of the issued and outstanding ordinary shares present and entitled to vote on the record date, including the Founder Shares and ordinary shares included in the Private Placement Units who, being present in person (including virtually) or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Extraordinary General Meeting. As our existing charter requires resolutions put to the vote of a meeting to be decided by poll, in accordance with section 60(4) of the Act, regard shall be had to the number of votes to which each member is entitled to cast when computing whether the requisite approval threshold has been obtained to pass the Extension Amendment Proposal and the NTA Proposal. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Extraordinary General Meeting, there were 6,000,000 redeemable ordinary shares and 1,837,750 non-redeemable ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal or the NTA Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal or the NTA Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal or the NTA Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension Amendment Proposal or the NTA Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting if you are a holder of record of the Company’s ordinary shares. You may contact the Proxy Solicitor at (855) 414-2266 (toll-free within the U.S. or Canada), or for banks and brokers, by calling (516) 933-3100 (collect), or by sending an email to AITR@laurelhill.com.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors that beneficially owns ordinary shares; and

●	all our officers and directors as a group.

As of the record date, there were 6,000,000 redeemable ordinary shares and 1,837,750 non-redeemable ordinary shares outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Ordinary Shares Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
AI Transportation Corp(1)	1,729,750	22.07%
Yongjin Chen(1)(3)	1,729,750	22.07%
Yun Wu	12,000	—
Wong Ping Kuen	12,000	—
Ka Cheong Leung	12,000	—
Dick Wai Mak	12,000	—
All executive officers and directors as a group (five individuals)	1,777,750	22.68%
Other 5% Shareholders		—
Glazer Capital, LLC(4)	564,941	11.2%
Kerry Propper and Antonio Ruiz-Gimenez(5)	477,150	5.7%
Karpus Investment Management(6)	906,474	11.6%
Harraden Circle Investments, LLC(7)	657,267	9.96%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o AITR, 10 East 53rd Street, Suite 3001, New York, NY 10022.

(2)	Represents Founder Shares.

(3)	Yongjin Chen is the sole managing member of our Sponsor. As a result, Mr. Chen may be deemed to have voting and investment discretion with respect to the AITR Ordinary Shares held by our Sponsor.

(4)	According to the Schedule 13G/A filed with the SEC on April 10, 2024, these shares are held by certain funds and managed accounts to which Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), serves as investment manager. Mr. Paul J. Glazer serves as the Managing Member of Glazer Capital. The address of the business office of Glazer Capital and Mr. Paul J. Glazer is 50 West 55th Street, Suite 30A, New York, New York 10019.

(5)	According to the Schedule 13G filed with the SEC on February 14, 2024, these shares are held in the form of units by private funds managed by registered investment advisers whose managing members are Kerry Propper and Antonio Ruiz-Gimenez. The address of the principal office or residence of Kerry Propper and Antonio Ruiz-Gimenez is 17 State Street, Suite 2130, New York, New York 10004.

(6)	According to the Schedule 13G/A filed with the SEC on February 12, 2024, these shares are owned directly by the accounts managed by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”). Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The address of the principal business office of Karpus is 183 Sully’s Trail, Pittsford, New York 14534.

(7)	According to the Schedule 13G filed with the SEC on January 31, 2024, these shares are directly beneficially owned by Harraden Circle Investors, LP (“Harraden Fund”). Harraden Circle Investors GP, LP (“Harraden GP”) is the general partner to Harraden Fund, and Harraden Circle Investors GP, LLC (“Harraden LLC”) is the general partner of Harraden GP. Harraden Circle Investments, LLC (“Harraden Adviser”) serves as investment manager to Harraden Fund and other high net worth individuals. Frederick V. Fortmiller, Jr. (“Mr. Fortmiller”) is the managing member of each of Harraden LLC and Harraden Adviser. In such capacities, each of Harraden GP, Harraden LLC, Harraden Adviser and Mr. Fortmiller may be deemed to indirectly beneficially own the Shares reported herein directly beneficially owned by Harraden Fund. The address of the principal business office of Harraden GP, Harraden LLC, Harraden Adviser and Mr. Fortmiller is 299 Park Avenue, 21st Floor, New York, NY 10171.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at + (86) 1350 1152063 to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Laurel Hill Advisory Group, LLC
EMAIL: AITR@laurelhill.com

Call Toll Free: (855) 414-2266

Banks and Brokers Call Collect: (516) 933-3100

You may also obtain these documents by requesting them from the Company at:

AI TRANSPORTATION ACQUISITION CORP

10 EAST 53RD ST., SUITE 3001

NEW YORK, NY 10022

+ (86) 1350 1152063

If you are a shareholder of the Company and would like to request documents, please do so by 5:00 pm ET on November 6, 2024, to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

AI TRANSPORTATION ACQUISITION CORP

Extension Amendment Proposal

“RESOLVED, as a special resolution, that, subject to and conditional upon the approval of the Trust Amendment Proposal, and the trust account having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 35.2 it its entirety and the insertion of the following language in its place:

35.2 The Company has until 12 months from the closing of the IPO to consummate a Business Combination, provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 12 months of the closing of the IPO, the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate a Business Combination up to twelve times, each by an additional one month (for a total of up to 24 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the trust agreement governing the Trust Account and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination within 12 months from the closing of the IPO or within up to 24 months from the closing of the IPO (subject in the latter case to valid 1 month extensions having been made in each case (such date falling 12 months or up to 24 months, as applicable, after the closing of the IPO being referred to as the Termination Date)), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

NTA Proposal

“RESOLVED, as a special resolution, that, subject to and conditional upon the trust account having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 35.5(c), in its entirety and the insertion of the following language in its place:

In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Article 35.5(a) or 35.5(b) or an Amendment Redemption Event under Article 35.11 if such redemptions would cause the Company to have net tangible assets of less than any net tangible asset or cash requirement which may be contained in the agreement relating to the Business Combination.”

ANNEX B

FORM OF AMENDMENT NO. 1

TO

INVESTMENT MANAGEMENT TRUST AGREEMENT

AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of November 8, 2024, by and between AI Transportation Acquisition Corp, a Cayman Islands exempted corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee” and together with the Company, the “Parties”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on November 8, 2023, the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Share”), and one right entitling the holder thereof to receive one-eighth (1/8th) of Ordinary Share upon consummation of an initial business combination, subject to adjustment (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $60,600,000 of the gross proceeds of the Offering and sale of the private placement units were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Ordinary Shares included in the Units issued in the Offering pursuant to the Investment Management Trust Agreement made effective as of November 8, 2023, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought and received the requisite approval of the holders of its Ordinary Shares at an Extraordinary General Meeting in lieu of the Company’s 2024 annual general meeting, held on November 8, 2024 to: (i) extend the date before which the Company must complete a business combination from November 10, 2024, subject to twelve one-month extensions to November 10, 2025 (or such earlier date after November 10, 2024 as determined by the Company’s board of directors) (the “Extension Amendment”) and (ii) extend the date before which the Company must complete a business combination from November 10, 2024, subject to twelve one-month extensions to November 10, 2025 (or such earlier date after November 10, 2024 as determined by the Company’s board of directors) by depositing into the trust account the lesser of $0.0333 per public share or $50,000 (the “Trust Amendment”); and

WHEREAS, the Parties desire to amend the Amended Agreement to, among other things, reflect amendments to the Amended Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Trust Agreement.

1.1 The following Section 1(i) is hereby amended and restated to read in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is, the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i) the Trustee shall keep the Trust Account open until twelve (24) months following the date the Property has been distributed to the Public Shareholders.

1.3 The following last sentence of the second paragraph of Exhibit B of the Original Agreement is here by amended and restated to read in its entirety as follows:

The Company has selected 24 months from the closing of this offering as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds.

All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

2. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

3. Compliance with Amendments. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

4. Governance. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

AI TRANSPORTATION ACQUISITION CORP

By:
Name:	Yongjin Chen
Title:	Chief Executive Officer

AI TRANSPORTATION ACQUISITION CORP

10 EAST 53RD ST., SUITE 3001

NEW YORK, NY 10022

+ (86) 1350 1152063

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF THE 2024 ANNUAL GENERAL MEETING

October 28, 2024

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF THE 2024

ANNUAL GENERAL MEETING TO BE HELD ON NOVEMBER 8, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 28, 2024, in connection with the extraordinary general meeting to be held at 9:30 a.m. Eastern Time on November 8, 2024 at 2 Robbins Lane, Suite 201, Jericho, NY 11753 or virtually by visiting https://www.cstproxy.com/aitransportation/2024 using Conference ID: 5382572# in lieu of the 2024 annual general meeting (the “Extraordinary General Meeting”) for the sole purpose of considering and voting upon the following proposals, and appoints Yongjin Chen (with full power to act alone), the proxy of the undersigned, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement. You will also be able to attend the Extraordinary General Meeting in person at 2 Robbins Lane, Suite 201, Jericho, NY 11753 or virtually where you may vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/aitransportation/2024 using Conference ID: 5382572#. If you plan to attend the virtual online Extraordinary General Meeting, you will need your 12-digit control number to vote electronically at the Extraordinary General Meeting.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 2), “FOR” THE NTA PROPOSAL (PROPOSAL 3), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 4). THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting in lieu of the 2024 annual general meeting of Shareholders to be held at 9:30 a.m. ET on November 8, 2024: This notice of meeting and the accompanying proxy statement are available at www.sec.gov.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend by special resolution the Company’s Amended and Restated Memorandum and Articles of Association,  to extend the date by which the Company must (i) consummate a business combination meaning the initial acquisition by the Company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction with one or more businesses whose value is at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for the business combination, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s redeemable ordinary shares included as part of the units sold in the Company’s initial public offering effective November 10, 2023, by increasing the number of one-month extensions available to the Company from six one-month extensions from November 10, 2024 (the “Initial Termination Date”), to twelve one-month extensions from the Initial Termination Date, such that, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” and provided that (i) the Company’s sponsor (or its affiliates or permitted designees), will deposit into the trust account the lesser of $0.0333 per public share or $50,000 for each one-month Extension, and (ii) the procedures relating to any such one-month Extension, as set forth in the Company’s Investment Management Trust Agreement, shall have been complied with, the Company will have the ability to extend the Initial Termination Date to November 10, 2025 (the “Termination Date”). The text of the special resolution is set forth in the Company’s definitive Proxy Statement.

	☐	☐	☐

Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN
A proposal to amend the Company’s Investment Management Trust Agreement, dated as of November 8, 2023, between the Company and Continental Stock Transfer & Trust Company, to provide the Company with the ability to extend the business combination period by twelve one-month extensions to up to November 10, 2025.	☐	☐	☐

Proposal 3 — NTA Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend by special resolution the Company’s Amended and Restated Memorandum and Articles of Association to remove the requirements limiting the Company’s ability to consummate its initial business combination if it would have less than $5,000,001 in net tangible assets prior to or upon the closing of our initial business combination. The text of the special resolution is as follows: “RESOLVED, as a special resolution, that, subject to and conditional upon the trust account having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 35.5(c), in its entirety and the insertion of the following language in its place:

In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Article 35.5(a) or 35.5(b) or an Amendment Redemption Event under Article 35.11 if such redemptions would cause the Company to have net tangible assets of less than any net tangible asset or cash requirement which may be contained in the agreement relating to the Business Combination”

	☐	☐	☐

Proposal 4 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal or the NTA Proposal.	☐	☐	☐

Dated: _____________, 2024

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If a share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 2), “FOR” THE NTA PROPOSAL (PROPOSAL 3), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 4), IF PRESENTED AT THE EXTRAORDINARY GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.